UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 18, 2015

Eyegate Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55362	98-0443284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

271 Waverley Oaks Road

Suite 108

Waltham, Massachusetts 02452

(Address of principal executive offices)

Registrant’s telephone number, including area code: (781) 788-9043

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amended and Restated Certificate of Incorporation

On February 18, 2015, Eyegate Pharmaceuticals, Inc. (the “Company”) filed its Restated Certificate of Incorporation (the “Restated Charter”) with the Secretary of State of the State of Delaware in connection with the closing of the Company’s initial public offering of its common stock (the “IPO”). The Restated Charter amended and restated the Company’s certificate of incorporation in its entirety to, among other things: (i) increase the authorized number of shares of common stock of the Company to 100,000,000 shares; (ii) eliminate all references to the previously existing series of preferred stock of the Company; and (iii) authorize 10,000,000 shares of undesignated preferred stock of the Company that may be issued from time to time by the Company’s board of directors in one or more series. A summary of certain provisions of the Restated Charter is set forth under the caption “Description of Capital Stock” in the Prospectus filed by the Company pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, on February 13, 2015 (the “IPO Prospectus”), which summary is hereby incorporated by reference herein.

The foregoing description of the Restated Charter is qualified in its entirety by reference to the Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is hereby incorporated by reference herein.

Amended and Restated Bylaws

On February 19, 2015, the Company’s Amended and Restated Bylaws (the “Restated Bylaws”) became effective. The Restated Bylaws amended and restated the Company’s bylaws in their entirety in connection with the closing of the IPO to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) provide for the indemnification of the Company’s directors and officers; and (v) conform to the provisions of the Restated Charter. A summary of certain provisions of the Restated Bylaws is set forth under the caption “Description of Capital Stock” in the IPO Prospectus, which summary is hereby incorporated by reference herein.

The foregoing description of the Restated Bylaws is qualified in its entirety by reference to the Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit
No.	Description

3.1	Restated Certificate of Incorporation of Eyegate Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Eyegate Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EYEGATE PHARMACEUTICALS, INC.

By:	/s/ Stephen From
Stephen From
President and Chief Executive Officer

Dated: February 20, 2015

EXHIBIT INDEX

Exhibit
No.	Description

3.1	Restated Certificate of Incorporation of Eyegate Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Eyegate Pharmaceuticals, Inc.